SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2000

Pharmaceutical Formulations, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-11274	22-2367644
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

460 Plainfield Avenue, Edison, New Jersey 08818
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: 732-985-7100

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

        On March 29, 1999 the Company issued the press release attached to this Form 8-K as Exhibit 1 regarding the award in the pending arbitration brought by the estate of Dr. Max Tesler.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

           (c) Exhibits.

                            1. Press release issued on March 29, 2000.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACEUTICAL FORMULATIONS, INC.

                                                                 By:  /s/ R. Bradley Conner
                                                                         Name: R. Bradley Conner
                                                                        Title: Chief financial Officer
Dated: April 7, 2000

EXHIBITS

             1.            Press release issued on March 29, 2000.